Exhibit 10.29

CERTAIN PORTIONS OF THIS EXHIBIT

HAVE BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES

AND EXCHANGE COMMISSION

PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT. THE

SYMBOL “****” HAS BEEN INSERTED

IN PLACE OF THE PORTIONS SO OMITTED.

EXECUTION VERSION

Amended and Restated Customer Business Agreement

This agreement (including all Exhibits and Annexes attached hereto, the “Agreement”) is made as of the Effective Date (as defined below) by and between MasterCard International Incorporated, a Delaware corporation having its principal place of business at 2000 Purchase Street, Purchase, New York 10577-2509 (together with its Affiliates, “MasterCard”), and Bank of America, N.A., having its principal place of business at 100 North Tryon Street, Charlotte, North Carolina 28255-0001 (together with its Affiliates, “BAC”).

WHEREAS, BAC is licensed to issue MasterCard Cards pursuant to the Rules;

WHEREAS, MasterCard and BAC desire to enter into an arrangement by which MasterCard will provide Support to help increase the issuance, usage and activation of BAC’s MasterCard Cards;

WHEREAS, MasterCard and BAC previously entered into that certain Customer Business Agreement executed as of May 5, 2006 (the “Prior Agreement”);

WHEREAS, MasterCard and BAC acknowledge and agree that this Agreement shall supersede the Prior Agreement, and the Prior Agreement shall have no further force or effect as of the date of execution of this Agreement; and

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.0	Definitions.

Capitalized terms used in this Agreement shall have the meanings given to them in Exhibit A or elsewhere in this Agreement.

2.0	MasterCard Support.

In consideration for BAC’s timely performance of its obligations under this Agreement, MasterCard shall provide BAC with the Support outlined below during the Term, subject to the conditions and limitations contained herein.

2.1	**** Incentive.

Subject to Section 3, as of the Effective Date, MasterCard will provide BAC with **** MasterCard-branded **** Cards issued by BAC and MasterCard-branded **** Cards issued by BAC. Adjustments as set forth herein will be made at the end of each quarter and Year of the Term to effectuate such incentive (the “****”).

A.	Quarterly Calculation

1.	Unless otherwise adjusted as provided herein, the **** for each Year of the Term will be distributed by calendar quarter, as follows (“Quarterly ****”):

Table 1
Measurement Period	Quarterly **** ($)
1st quarter	$ ****
2nd quarter	$ ****
3rd quarter	$ ****
4th quarter	$ ****
Total ****	$ ****

2.	BAC shall pay all fees at MasterCard Standard Pricing as applicable under the Rules and with the same frequency as required in the MCBS Manual. At the conclusion of each calendar quarter of the Term for each of the first three calendar quarters of every Year after the Effective Date, and within thirty (30) days after BAC has provided the Required Reports for such quarter, MasterCard shall make the appropriate calculation and **** of BAC’s actual payments of the **** for such period pursuant to this Section 2.

3.	Unless otherwise adjusted as provided herein, the appropriate **** and the corresponding applicable **** and **** for such quarter shall be determined in Table 2. Notwithstanding the foregoing, the **** to be applied the **** Year of the **** Term shall be the **** that was applied to **** in the immediately preceding Year.

Table 2
**** ($)	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
	****	****

4.	In order to determine the appropriate **** for use in the calculation below, and as part of the quarterly reconciliation process, MasterCard will determine and reconcile based on a **** annual tier level for which BAC will qualify by **** and **** its cumulative quarterly **** by the following ****:

1st Qtr. ****– by ****,

Year-to-date to end of 2nd Qtr. – by ****

Year-to-date to end of 3rd Qtr. – by ****

5.	The **** for a quarter is calculated as:

****

****. See Annex A for examples of this calculation.

B.

Annual Calculation. At the end of the 4th calendar quarter of each Year during the Term, and within thirty (30) days after BAC has provided all Required Reports for such Year, MasterCard shall make the appropriate calculation and **** as follows:

1.	The **** will be used with Table 2 to determine the corresponding ****, as well as **** and the ****, for that Year. Notwithstanding the foregoing, the **** to be applied the **** Year of the **** Term shall be the **** that was applied to **** in the immediately preceding Year.

2.	The “****” is calculated as follows:

****

Then, the “****” is calculated as follows:

****

****. See Annex A for examples of this calculation.

2.2.	**** Benefit

A.	Quarterly Calculation. At the conclusion of each calendar quarter of the Term for each of the first three calendar quarters of every Year after the Effective Date, and within thirty (30) days after BAC has provided the Required Reports for such quarter, MasterCard shall make the appropriate calculation to determine the **** earned for such period pursuant to this Section 2.2 (the “****”). The quarterly **** during the Term will be determined by **** from Table 3, below, based upon the **** determined pursuant to Section 2.1(A)(4) and will be subject to **** as provided herein. Notwithstanding the foregoing, the **** to be applied the last Year of the **** Term shall be the **** that was applied to **** in the immediately preceding Year.

Table 3
**** ($ )
****	****
****	****
****	****
****	****
****	****
****	****

B.

Annual Calculation. At the end of the 4th calendar quarter of each Year during the Term, and within thirty (30) days after BAC has provided all Required Reports for such Year, MasterCard shall make the appropriate calculation and **** to determine the **** as follows:

1.	The **** will be used with Table 3 to determine the corresponding ****, as well as **** for that Year. Notwithstanding the foregoing, the **** to be applied the **** Year of the **** Term shall be the **** that was applied to **** in the immediately preceding Year.

2.	The “****” is calculated as follows:

****

****. See Annex B for examples of this calculation.

2.3	****. As of the Effective Date and for each Year of the Term, MasterCard will provide BAC with **** (as set forth in Exhibit B, Section B) at such ****, which, subject to Section 3 and the terms hereof, is the **** for which BAC will be actually responsible in connection with the **** in such Year (“****”). At the conclusion of each Year of the Term, MasterCard shall make an annual reconciliation versus actual payments made in accordance with MasterCard Standard Pricing, based on the following calculation for each ****:

****

For the avoidance of doubt, the calculation referenced above shall apply to **** for the **** Year of the **** Term.

Notwithstanding the foregoing, if the **** in any year is ****, the **** will not apply with respect to MasterCard-branded **** Cards, and BAC will pay MasterCard Standard Pricing for **** with respect to

MasterCard-branded **** Cards, which includes any pricing adjustments or increases. At the end of the 4th quarter for each Year during the Term, and within thirty (30) days after BAC has provided all Required Reports for such Year, MasterCard shall make such calculations in accordance with the above and the examples set forth in Annex C to determine if any **** is owed to BAC. MasterCard will make an annual reconciliation of the components of its analysis and its calculations as to the amount of **** and the **** as set forth in Exhibit B.

2.4	**** Support.

MasterCard will make **** support funds available to BAC as provided hereunder (the “****”):

A.	**** Support. For each Year during the Credit Term, MasterCard shall make available to BAC **** Support, which amount shall be based upon **** as calculated herein (“**** Support”). The total amount of **** Support available to BAC in each Year will be determined in accordance with the following calculation:

****

**** Support will be subject to reduction in any Year if **** for such Year is less than the Annual Target. If it is determined at the end of any Year that BAC did not earn the full amount of **** Support, the difference shall be adjusted as part of the true-up calculation for such year, and if insufficient, then shall be factored into any subsequent Year until satisfied. If it is determined at the end of any Year that BAC earned more **** Support than it was provided in such year, an adjustment will be made in conjunction with the **** Support available in the first quarter of the next Year. A portion of the annual **** Support will be allocated to each **** based on each ****, as calculated based on the prior Year’s actual **** for such ****, unless otherwise mutually agreed. Notwithstanding the foregoing, any **** Support payable in **** shall be decreased by (i) the cost of **** incurred by BAC prior to the execution of this Agreement and (ii) the cost of **** incurred pursuant to the terms of any other agreement in effect between the parties at such time. Deployment of the annual **** Support shall be determined by the Co-Chairs (as defined below) in their reasonable discretion.

B.	**** Support. For each Year during the **** Term, MasterCard shall make available to BAC **** Support, which amount shall be based upon **** and as set forth in this Section 2.4B (“Support”). The total amount of **** Support available to BAC in each Year of the **** Term will be determined in accordance with the following calculation:

****

****. In addition, BAC shall be eligible for incremental **** Support (“Incremental **** Support”) for the period ending on **** (the “**** Year,” or “Year”), for a total of up to **** in **** Support and Incremental **** Support for such period, subject to **** pursuant to Annex L. If it is determined at the end of any Year based upon the actual **** for such Year that BAC did not earn the full amount of **** Support or Incremental **** support for such Year, the difference shall be adjusted as part of the true-up calculation for such Year, and if insufficient, then shall be factored into any subsequent Year until satisfied. If it is determined at the end of any Year that BAC earned more **** Support than it was provided in such Year, an adjustment will be made in conjunction with the **** Support available in the first quarter of the next Year. Deployment of the annual **** Support shall be determined by the Co-Chairs (as defined below) in their reasonable discretion. Until BAC provides the forecast required by ****, the **** for any Year shall be ****.

C.	**** Committee. For each ****, a **** committee will be established that will be co-chaired by MasterCard’s **** or **** designee, and a designated BAC executive (the “Co-Chairs”). The Co-Chairs will oversee and approve all initiatives to be funded by the **** Support. Deployment of all **** Support will be based on a disciplined business case and prioritization process, as may be determined by the Co-Chairs, in their reasonable discretion, from time to time.

D.	**** Committee. For ****, a **** committee will be established that will be co-chaired by MasterCard’s **** or **** designee, and a designated BAC **** executive (the “Co-Chairs”). The Co-Chairs will oversee and approve all initiatives to be funded by the **** Support. Deployment of all **** Support will be based on a disciplined business case and prioritization process, as may be determined by the Co-Chairs, in their reasonable discretion, from time to time.

E.	Use of **** Support. **** Support available in any Year shall be used in such Year to support the growth of MasterCard Cards only, and the deployment of **** Support in any Year shall be determined by **** of such Year. Examples of potential deployment of the annual **** Support or **** Support budgets include, but are not limited to, those set forth in Annex D. In the event **** Support is used to reimburse BAC, then BAC shall provide to MasterCard appropriate detailed invoices supporting such reimbursement.

F.	No Carry Over. To the extent that the entire value of any **** Support available in any Year of the Term is not used in such Year, any such unused **** Support will be forfeited, and MasterCard will have no obligation to make any rebate or other consideration to BAC for the unused amount of **** Support, provided, however, that in the event a reasonable person would determine in good faith that MasterCard has failed to act reasonably expeditiously in assisting BAC to utilize such budget(s) during any Year, then the unused portion of such budgets for that Year shall roll into and be added to the budgets for the following Year.

2.5	**** Support.

A.	**** Support. MasterCard will provide annual support of up to **** for **** services for **** (“**** Support”).

B.	**** Support. MasterCard will provide annual support of up to **** during the **** Year and up to **** for **** Year **** for **** services for **** (“**** Support”). In the event that BAC’s actual **** for any Year is **** of the **** for such Year, then MasterCard may, in its sole discretion, **** the **** for the **** Year.

C.	Value and Use of Support. Deployment of the **** Support and the **** Support (collectively, the “**** Support”) in any Year shall be determined by **** of such Year, and shall be managed and delivered by MasterCard. The value of **** shall be determined in accordance with **** standard pricing in effect at the time such **** Support is delivered. MasterCard’s obligation to provide this support is subject to BAC’s execution and delivery to MasterCard of reasonable and appropriate protective documentation. Examples of potential utilization of the **** Support include, but are not limited to those set forth in Annex E.

D.	No Carry Over. To the extent that the entire value of any **** Support available in any Year of the Term is not used in such Year, any such unused **** Support will be forfeited, and MasterCard will have no obligation to make any rebate or other consideration to BAC for the unused amount of **** Support, provided, however, that in the event a reasonable person would determine in good faith that MasterCard has failed to act reasonably expeditiously in assisting BAC to utilize such budget(s) during any Year, then the unused portion of such budgets for that Year shall roll into and be added to the budgets for the following Year.

2.6	Additional Support.

A.

Initiatives. MasterCard will provide additional support to BAC to be used in the **** Year of the **** Term for the **** initiatives as set forth in Annex F (the “Additional Support”). To the extent that any services relating to any initiative set forth in Annex F are to be provided by ****, MasterCard’s obligation to provide Additional Support for such initiative is subject to BAC’s execution and delivery to MasterCard of appropriate documentation with **** before work begins. MasterCard and BAC will work together in good faith to expedite the initiatives in Annex F so that the Additional Support can be used in ****.

B.	No Carry Over. Use of Additional Support shall be determined by **** of the **** Year. To the extent that any of the Additional Support set forth in Annex F is not spent in the **** Year, any such unused Additional Support will be forfeited, and MasterCard will have no obligation to make any rebate or other consideration to BAC for the unused amount of Additional Support, provided, however, that in the event a reasonable person would determine in good faith that MasterCard has failed to act reasonably expeditiously in assisting BAC to utilize such budget(s) during such Year, then the unused portion of such budgets for that Year shall roll into the following Year. Notwithstanding the above, in the event BAC is unable to utilize the Additional Support in ****, MasterCard will make a good faith effort, where appropriate, to preserve such Additional Support for BAC use in ****, the preservation of Additional Support to be determined by MasterCard in its sole discretion.

2.7	**** Support.

A.	MasterCard will provide BAC with an annual incentive for ****, pursuant to the table below, for each Year of the **** Term in which certain **** thresholds, as set out below, are met for ****. The **** shall be calculated in accordance with the formulas in Annex G.

****	****
****	****
****	****
****	****
****	****

For the purpose of calculating this incentive for any Year, a ****. All must have achieved an aggregate, annualized, minimum **** of **** annually (“****”) to fully earn the incentive. See Annex G for a sample calculation.

B.	In the event that at least a **** is achieved in any Year, but there is **** shortfall, the **** will be reduced by a percentage equivalent to the **** shortfall ****.

C.	Once the **** required to allow BAC to **** has been completed by BAC during the Term and such completion date has been reported to MasterCard, MasterCard will provide the following additional support to BAC, based upon the annual **** commitment made by BAC, during the twelve month period following such **** completion date:

****

Provision of such additional support shall be subject to execution by BAC of reasonable and appropriate protective documentation. In the event that BAC does not attain the **** commitment **** for such first Year, then it shall ensure that such **** commitment is attained in the subsequent Year.

2.8	**** Bonus. MasterCard will also provide a **** bonus to BAC in each Year in which the Annual Target (as defined in Section 3.1 below) for such Year is achieved, pursuant to the calculations and subject to the limitations herein (“****”). The amount of **** paid to BAC shall be **** that BAC achieves **** the Annual Target, such that only the **** that is **** the Annual Target shall be eligible for such support. **** Notwithstanding anything to the contrary, for the purposes of performing the calculations required by this Section ****, shall not include ****. Notwithstanding anything to the contrary, for the purposes of performing the calculations required by this Section ****, shall include ****.

In the event that MasterCard **** such Cards **** and BAC **** unless the **** by MasterCard ****. MasterCard will determine the amount of the applicable ****, and to the extent it is **** than the **** paid by MasterCard, MasterCard will pay to BAC the ****, as determined by MasterCard in its sole discretion.

In any case, MasterCard will use reasonable efforts to ensure the **** will be used to support card issuance programs.

The parties hereto acknowledge that nothing in this Section 2.8 will be interpreted as MasterCard requiring or not requiring ****.

2.9	Acquired Portfolios.

A.	BAC shall promptly notify MasterCard of any Acquired Portfolio transaction as soon as reasonably practicable after such transaction is finalized. In the event that BAC acquires any MasterCard payment card portfolio or any entity that offers, or intends to offer, payment card programs similar to the programs that are the subject matter of the Agreement, then the **** associated with such acquired portfolios or programs will be eligible for the **** and incentives and such portfolios or programs will be subject to all other provisions of the Agreement at such time **** and subject to ****.

B.	In the event that BAC acquires a portfolio of MasterCard-branded Cards generating an average aggregate annual **** of **** or ****, the **** (together with the Quarterly ****) and Annual Targets will each be automatically adjusted (such revised ****, the “Revised ****”; such revised Annual Targets, the “Revised Annual Targets”) by MasterCard to reflect **** of the prior **** of **** generated on such Acquired Portfolio (the “****”). With respect to ****, such acquired portfolio volumes will be eligible for **** as outlined herein upon inclusion of such volumes in BAC’s reporting and upon adjustments as provided above. See Annex H for an example of this calculation.

C.	Notwithstanding anything in this Agreement to the contrary, in the event that BAC acquires a portfolio of MasterCard-branded **** Cards, the **** generated by such Cards **** BAC’s **** Requirement or **** Requirement set forth in Section 3.1B and 3.1C, respectively.

2.10     **** Incentive.

A.    **** Incentive. In consideration of BAC’s commitment **** of the ****, MasterCard will pay BAC **** after **** and ****. This section is subject to the provisions of Section 3.1B.

B.    **** Incentive. In consideration of BAC’s commitment **** of the ****, MasterCard will pay BAC **** within forty-five days of the **** occurring on a MasterCard-branded **** Card issued by BAC. This section is subject to the provisions of Section 3.1C.

2.11    **** Bonus. In the event that in any Year during the **** Term the actual **** exceeds the minimum **** threshold, set forth in the table below (the “Minimum **** Threshold”) for such Year, MasterCard shall pay to BAC for such Year an amount equal to **** the incremental ****, determined in accordance with the following calculation:

****

****

Year	****	****
****	****	****
****	****	****
****	****	****
****	****	****

2.12    **** Support. MasterCard will provide BAC with **** supporting **** Cards with a value of **** in **** Year of the **** Term for **** approved in advance by **** (“**** Support”). MasterCard will work jointly with BAC to **** will receive ****. In the event that BAC’s actual **** for any Year **** of the **** for such Year, then MasterCard may, in its sole discretion, reduce the **** Support for the **** Year.

3.	BAC Covenants.

In consideration for the Support to be provided to BAC by MasterCard as described above and to the other terms and conditions set forth in the Agreement, BAC agrees and acknowledges that:

3.1	Annual Volume Targets.

A.	“Annual Targets,” when used in this Agreement, shall have the following meanings with respect to **** in each Year of the **** Term:

Year	Annual Target:
****	****
****	****
****	****
****	****

****

B.	“**** Requirement,” when used in this Agreement, shall have the following meanings with respect to **** generated by MasterCard-branded **** Cards in each Year of the **** Term:

Year	**** Requirement:
****	$ ****
****	$ ****
****	$ ****
****	$ ****
****	$ ****

In the event that by **** or in any **** Year during the **** Term the **** than the **** Requirement for such period (the “**** Year”), then BAC’s **** for such shortfall, except as provided in Section ****, shall be to pay to MasterCard an amount calculated using the following formula:

****

****. If in the Year immediately following **** Year BAC **** the shortfall from such **** Year by generating **** in excess of the **** Requirement for such Year by an amount at least equal to **** Year, then **** pursuant to **** Section **** for such **** Year.

C.	“**** Requirement,” when used in this Agreement, shall have the following meanings with respect to **** generated in each Year of the **** Term:

Year	**** Requirement:
****	****
****	****
****	****
****	****
****

In the event that by **** or in any **** Year during the **** Term the **** of **** generated **** than the **** Requirement for such period (the “**** Year”), then BAC’s **** for such shortfall, except as provided in Section ****, shall be to shall pay to MasterCard an amount calculated using the following formula:

****

****. If in the Year immediately following a **** Year BAC **** the shortfall from such **** Year by generating **** in excess of the **** Requirement for such Year by an amount at least equal to **** Year, then **** pursuant to **** Section **** for such **** Year.

3.2	**** Requirements.

A.	.****

1.	“**** Requirement,” when used in this Agreement, shall mean, for each Year of the **** Term, ****.

2.	In the event that in any given Year of the **** Term the **** equals or exceeds the **** Requirement but does not equal or exceed the relevant Annual Target described in Section 3.1A above, then prior to performing the calculations with respect to MasterCard-branded **** Cards pursuant to Section 2, the relevant **** and other incentives in respect of such Year **** will be adjusted according to the following:

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Please see Annex I for a clarifying example.

3.	In the event that in any given Year of the **** Term the **** for such Year falls within the **** in the table above, and: (i) in such Year the rate of **** over the prior Year’s **** and (ii) in such Year the **** rate for all ****, then BAC’s relevant **** for such Year for **** Cards will be adjusted as if BAC’s, **** pursuant to the terms of Annex J, attached hereto.

B.	****.

1.	“**** Requirement,” for each Year of the **** Term, means **** satisfying the following **** requirements ****:

****	**** (in USD)	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****	****	****
****	$ ****
$ ****

2.	(a) In the event that in any given year of the **** Term the actual ****, does not satisfy the **** Requirement, ****, BAC **** Card pricing will remain at standard pricing ****, and BAC shall not receive any ****, nor **** Support, for MasterCard-branded **** Cards in **** that year. The prior sentence shall not apply to a **** if, with respect to such ****, i) **** makes it, in the opinion of a reasonable person, **** to satisfy such requirement or ii) BAC notifies MasterCard in writing within 180 days prior to such **** Year’s end of BAC’s decision to ****, provided BAC also ****.

(b)

In addition, in the event a BAC **** falls below the respective **** Requirement, BAC will have thirty (30) days to negotiate with MasterCard in good faith to implement a plan to cure the shortfall within a mutually agreed, reasonable period of time, during which the **** will continue to be eligible for ****. If no such plan is agreed to within thirty (30) days, or if BAC does not cure the shortfall within the agreed-upon timeframe, the **** will revert to standard **** pricing. In either of the foregoing events, BAC will pay to MasterCard the difference between the **** paid pursuant to this Agreement and the MasterCard Standard Pricing for ****, if any, for such **** from the date of such default.

3.	However, with respect to the ****, the **** is included in total **** for the purpose of calculating ****, which shall only apply to the ****. In the event that (i) BAC **** the **** Requirement, **** , and (ii) any of BAC’s **** have **** their respective **** Requirements ****, then BAC’s **** pricing for all **** for such Year shall be at MasterCard Standard Pricing and no other **** incentives shall be paid or payable to BAC for such Year. ****

4.	Notwithstanding the foregoing, in the event that a **** but MasterCard experiences **** in such **** during such **** Year, resulting in ****, and BAC’s actual **** is greater than **** in such **** Year, then BAC’s **** will not be deemed to be in **** and will therefore continue to be eligible to earn the ****, pursuant to Section 2.

C.	****.

1.	The “**** Requirement,” for each Year of the **** Term, means **** set at the actual **** achieved during ****.

2.	(a) In the event that by the end of any given Year of the **** Term the actual **** does not satisfy the **** Requirement for such Year, **** pricing will remain at MasterCard Standard Pricing ****, and BAC shall not receive any ****, nor **** Support, for MasterCard **** Cards in that Year. The prior sentence shall not apply if **** makes it, in the opinion of a reasonable person, **** to satisfy such requirement or ii) BAC notifies MasterCard in writing within 180 days prior to such **** Year’s end of BAC’s decision to **** provided BAC also ****.

(b)	In addition, in the event **** falls below the **** Requirement, BAC will have thirty (30) days to negotiate with MasterCard in good faith to implement a plan to cure the shortfall within a mutually agreed, reasonable period of time, during which **** Cards will continue to be eligible for ****. If no such plan is agreed to within thirty (30) days, or if BAC does not cure the shortfall within the agreed-upon timeframe, then BAC will revert to standard pricing for ****. In either of the foregoing events, BAC will pay to MasterCard the difference between the **** paid pursuant to this Agreement and the MasterCard Standard Pricing, if any, for ****, from the date of such default.

3.3	Non-Conversion. During the Term, BAC will use a retention and activation procedure to activate and retain all MasterCard-branded Accounts.

A.	**** Cards. Notwithstanding any other provision of the Agreement (including, without limitation, this Section 3.3) ****, is required by an unsolicited organization endorsing a program, or pursuant to unsolicited cardholder requests, MasterCard may **** in the event that ****. In the event of a **** due to ****, BAC shall thereafter ****.

B.	**** Cards. (i) Unless **** is (a) required by an unsolicited organization endorsing a program or (b) pursuant to unsolicited cardholder requests, MasterCard may **** in this Agreement in the event that ****.

(ii) Notwithstanding the foregoing, in the event of the **** an endorsing program, **** of this Agreement without giving rise to a MasterCard ****, provided that if BAC does not meet the **** Requirement in Section 3.1B by **** of the **** Term, BAC will pay to MasterCard an amount determined by the following calculation:

****

****. This Section shall survive the expiration or termination of this Agreement.

C.	**** including a **** required by an unsolicited organization endorsing a program, BAC will first **** which efforts shall follow BAC’s retention and activation procedures ****. In addition, **** is required by an unsolicited organization endorsing a program, **** shall include giving ****.

D.	An “Active MasterCard **** Card Account” shall mean a MasterCard-branded **** Card Account ****. An “Active MasterCard **** Card Account” shall mean a MasterCard-branded **** Card Account ****.

3.4	Portfolio Transfer.

A.	If during the Term BAC in any way divests to another MasterCard issuing member a portfolio of any MasterCard Cards subject to this Agreement, then BAC shall **** convince the entity acquiring such Cards to maintain the MasterCard brand on such Cards for the duration of the Term.

B.	If during the **** Term BAC in any way divests to another MasterCard issuing member a portfolio of MasterCard-branded **** Cards **** that would have been subject to the terms of this Agreement had no such divestiture occurred (a “Divestiture”), then BAC shall **** convince such purchaser/transferee to convert such MasterCard-branded **** Cards as MasterCard-branded **** Cards onto its **** and to reissue such MasterCard-branded **** Cards, if the new issuer is otherwise going to reissue such cards, as MasterCard-branded **** Cards. In the event that BAC is successful in so convincing such purchaser/transferee, then, subject to its reporting obligations under Section 4.4, the Annual Targets will each be automatically by MasterCard by an amount equivalent to **** of **** generated by such divested MasterCard Cards (subject to the next sentence, the “Revised Annual Targets”). In the event that in connection with a Divestiture, BAC is unsuccessful in so convincing the purchaser/transferee, then the Annual Targets will each be automatically **** by MasterCard by an amount equivalent to **** generated by such divested MasterCard Cards (subject to the previous sentence, the “Revised Annual Targets”). See Annex K for an example of this calculation. For the avoidance of doubt, the parties agree that a securitization or other funding financing arrangement undertaken in the ordinary course of BAC’s business, excluding a sale of individual portfolios as described above, shall not be considered a Divestiture.

3.5	Use of Support. BAC agrees that it shall use all Support exclusively to grow its MasterCard Card business and will not use any Support for the benefit of any Card brand other than MasterCard, unless otherwise agreed by MasterCard.

3.6	****. BAC and MasterCard agree to work together, **** during the Term to develop MasterCard Card products and programs to be offered through BAC’s ****. To the extent that **** BAC will (i) introduce, deploy and maintain MasterCard Card products and programs in BAC’s **** and related systems and processes; and (ii) ensure access and support systems for the distribution and active marketing of MasterCard Card products ****.

3.7	**** Requirement. **** MasterCard branded **** Card issued by BAC shall be required **** provided that such Card ****. All MasterCard-branded **** Cards issued by BAC shall be ****, provided that BAC shall **** be required to **** Cards related to debit portfolios acquired **** the date of this Agreement.

4.	General Terms and Conditions.

4.1	Payment.

A.	During each quarter of the Term, BAC shall pay all fees at MasterCard Standard Pricing as applicable under the Rules and with the same frequency as required in the MCBS Manual. At the conclusion of each Year and/or calendar quarter of the Term, as detailed in Sections 2 and 3, above, and within thirty (30) days after BAC has provided the Required Reports for such period, MasterCard shall make the appropriate calculation and adjustment of BAC’s actual payments of the standard fees for such period versus the payments actually required pursuant to Sections 2 and 3. Prior to making any payment required by Section 2, MasterCard shall first net out all amounts owed by MasterCard versus amounts overpaid by or owed to MasterCard pursuant to such Sections 2 or 3. ****

B.

MasterCard shall not be obligated to make and may reasonably condition any payment, waiver, rebate, or other provision of Support on BAC’s providing the Required Reports. Any Support payments owed by MasterCard to BAC shall be made via the MasterCard Consolidated Billing System (“MCBS”) or

by other means as mutually agreed. MasterCard may, at MasterCard’s option, recover any amount that is owing from BAC under this Agreement by debiting BAC’s MCBS account or by netting future amounts owed by MasterCard to BAC against such amounts owed to MasterCard by BAC. For clarification purposes, nothing in this Agreement shall in any way limit MasterCard in its ability to bill BAC under MasterCard’s normal billing process or procedures.

4.2	Taxes. All payments made by the parties under this Agreement shall be deemed inclusive of all taxes including, but not limited to, value-added (VAT), sales, use, occupancy, excise and income taxes. The sole obligation to report and remit any taxes shall be that of the party to which the payment is made.

4.3	Term. The obligations and commitments pertaining to **** in this Agreement shall commence as of the Effective Date and terminate on **** unless sooner terminated in accordance with this Agreement or the mutual agreement of the parties (the “**** Term”). The obligations and commitments pertaining to **** in this Agreement shall commence as of the date of execution of this Amended and Restated Agreement and terminate on ****, unless sooner terminated in accordance with this Agreement or the mutual agreement of the parties (the “**** Term”). “**** Term” and “**** Term”, when discussed collectively, shall be referred to as the “Term”.

4.4	Reporting. In addition to any reporting required under the Rules, BAC shall provide MasterCard and MasterCard shall provide BAC with reporting as detailed in Exhibit C (“Required Reports”). Each party will provide appropriate supporting material and back-up as the other party may reasonably request to support all Required Reports. MasterCard may audit the QMR as provided in the Rules. With respect to the Required Reports other than the QMR, MasterCard shall have the right (not to be exercised more than once in any twelve month period) to require that a third party certified accounting firm to be mutually agreed upon by the parties perform an audit of the relevant portions of BAC’s books and records as is reasonable and necessary for the purposes of verifying the Required Reports. MasterCard shall pay for the cost of any such audit requested by it for the purposes of verifying the Required Reports unless the results of the audit prove that BAC has **** its reporting obligations under this Agreement; in which case BAC shall pay for the cost of such audit. The independent certified accounting firm then being utilized by BAC will be designated the certified accounting firm to be used unless such accounting firm is impermissibly conflicted as determined by such accounting firm. Any payments due hereunder by MasterCard may be delayed by MasterCard until forty-five (45) days after the backup is provided and/or the audit is undertaken and shall be amended as appropriate.

4.5	Quarterly and Annual Performance Review. Upon the conclusion of each quarter of each Year of the Term, BAC will meet with MasterCard at a mutually agreeable time and location to jointly review BAC’s performance and MasterCard’s calculations as submitted in Required Reports under the Agreement for purposes of ensuring the mutually satisfactory progress of the objectives of this Agreement and other initiatives as mutually agreed between BAC and MasterCard.

4.6	Other ****. **** for MasterCard-branded products that are **** will remain at MasterCard Standard Pricing, including but not limited to the fees set forth in Exhibit B, Section C ****.

4.7	Net Incentive Support. Notwithstanding the provisions of Section 4.1, Support amounts payable in any given Year under this Agreement shall be reduced by the amount of any other payment received by BAC from MasterCard for the same Year, as successor to an acquired Person or Acquired Portfolio, under any benefit, support, or incentive arrangement between MasterCard and such acquired Person or its Affiliates or the transferor of such Acquired Portfolio in connection with any MasterCard Cards.

4.8	****

4.9	Other Agreements.

A.

This Agreement constitutes the entire agreement between the parties with respect to subject matter hereof and, except as noted herein, supersedes any other prior oral or written agreement regarding the subject matter hereof, including the Prior Agreement. Notwithstanding the foregoing, the certain obligations and provisions within **** that are explicitly set forth in Exhibits G1 and G2 attached hereto (the “****”) shall survive unaltered and shall operate in accordance with their terms only, for the term of the applicable agreement or as otherwise stated within such agreement. Defined terms within the **** shall have the meanings as set forth in the applicable agreement. In the event of a conflict between the terms of this Agreement and the terms of the ****, the terms of the **** shall control; provided, however, that none of the **** shall apply to Accounts created after **** for the Agreements set forth on Exhibit G1.

B.	The parties acknowledge and agree that this Agreement does not supersede and is not otherwise intended to alter or amend any aspect or provision of any other agreement between **** that is not an agreement with respect to **** for MasterCard Card programs (e.g., ****). All terms and commitments in any such agreements shall survive and operate in accordance with their terms. Nothing in this Agreement will limit or preclude MasterCard’s or BAC’s rights or remedies at law in the event of a breach of any provisions of any agreements or **** that are not otherwise superseded according to this Section 4.9.

4.10	Standard Terms and Conditions. The Standard Terms and Conditions attached hereto as Exhibit H (the “Standard Terms and Conditions”) are incorporated by reference and made a part of this Agreement and will have the same force and effect as if fully set forth in this Agreement.

4.11	Notices. All notices relating to this Agreement, must be in writing and will be deemed given upon hand delivery or upon receipt if sent by an overnight courier delivery service of general commercial use and acceptance (i.e., Airborne, Federal Express or UPS) to the following addresses or such other address as may be later designated by notice given by such party:

If to BAC:      Bank of America, N.A.

Attn: Industry Relations

1100 North King Street

Wilmington, Delaware 19884

Mailstop DE5-007-02-10

Attention: Mr. Michael R. Wright

with a copy to the office of the general counsel at this address:

101 South Tryon Street

Bank of America Plaza

Charlotte, North Carolina 28255

Mailstop NC1-002-29-01

If to MasterCard:    MasterCard International Incorporated

2000 Purchase Street

Purchase, New York 10577

Attention: Mr. Gary Flood

with a copy to the office of the general counsel at the same address.

*******************

This Agreement is executed as of ****, and is effective as of the Effective Date.

BANK OF AMERICA, N.A.

By:
Name: Title:

MASTERCARD INTERNATIONAL INCORPORATED

By:
Name: Title:

By:
Name: Title:

EXHIBIT A

DEFINITIONS

A. “Account” means the line of credit, deposit account, asset account or other source of funds that are accessed by a Card.

B. “Acquired Portfolio” means MasterCard Cards acquired by BAC through a merger, portfolio acquisition or similar bulk acquisition of any kind (and including without limitation the right to operate and manage any such acquired portfolio) during the Term, however, such term shall specifically not include any acquired MasterCard Cards that were lost to attrition after acquisition but before being included in the Required Reports as a result of material delinquency or standard charge-off.

C. “Actual Quarterly ****” means the **** reported in the BAC QMR for any quarter during the Term.

D. “****” means the sum of the **** reported in the BAC QMR for the 1st through 4th quarters of each Year during the Term.

E. “Affiliate” means with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person.

F. “Annual Targets” shall have the meaning set forth in Section 3.1A.

G. “ATM” means Automated Teller Machine.

H. “**** Requirement” shall mean have the meaning ascribed to it in Section ****.

I. “****” means the relevant numbers to be applied in calculating the **** paid or payable by Bank of America, as set forth in the ****.

J. “Card” means any general purpose payment card, including any: bank card, credit card, charge card, travel and entertainment card, debit card, ATM card, prepaid card, smart card, stored-value card, co-branded card, virtual card or any combination thereof that is issued in the Territory, and the Account associated with such card. Card also includes the Account number(s) or alternative modes of access to the underlying Account (e.g., a convenience check or a virtual card).

K. “Commercial Credit Card” means a Credit Card that is issued pursuant to a business card or commercial card application; not including a Debit Card.

L. “Consumer Credit Card” means a Credit Card issued pursuant to a consumer card application; not including a Debit Card.

M. “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise.

N. “****” means ****.

O. “****” means, for each Year of the Term, ****.

P. "****” set forth in Exhibit B, Section A.

Q. “Credit Card” means any Consumer Credit Card or Commercial Credit Card issued by BAC in the Territory, that is not a Debit Card.

R. “**** Support” shall have the meaning ascribed to it in ****.

S. “****” means, for any period of calculation, ****.

T. “****” means, for any period of calculation, ****.

U. “Debit Card” means a prepaid Card and any Card issued by BAC in the **** that can be used to access checking, savings, now, current, deposit or share draft Account or other prepaid deposit amount, which is maintained by or on behalf of a cardholder with BAC and where such funds are immediately debited from such Account.

V. “**** Support” shall have the meaning ascribed to it in ****.

W. “****” means, for any period of calculation, ****.

X. “Effective Date” means ****.

Y. “****” means the relevant number to be applied in calculating the **** by Bank of America ****.

Z. ****

AA. ****

BB. “****” shall mean the actual **** generated in any given measurement period (e.g., quarterly or annually) and the actual **** generated in any given measurement period (e.g., quarterly or annually) **** (if annually) or **** (if quarterly) for that same measurement period.

CC. “****” means the relevant numbers to be applied in calculating the **** paid or payable by Bank of America, as set forth in the ****.

DD. “Law” means all statutes, rules, regulations, court orders, consent decrees and/or laws which apply to a party (in the reasonable legal opinion of counsel to such party) and affect matters contemplated by this Agreement, and all general principles of equity.

EE. “Maestro” when used as a noun, means Maestro U.S.A., Inc., and, when used adjectivally, refers to the Maestro® brand or any successors or replacements to such brand.

FF. “Maestro Cards” means a Debit Card bearing the name, logotype, hologram, or other service marks or devices of Maestro U.S.A., Inc., or otherwise providing the functionality associated with the same.

GG. “**** Requirements” shall have the meaning set forth in Section 3.1C.

HH. “****” shall mean **** generated by **** Cards.

II. “**** Support” shall have the meaning ascribed to it in Section 2.4, and shall include **** Support and **** Support.

JJ. ****

KK. “MasterCard Card” means a Card containing the name, logo, hologram, or service marks of MasterCard, or any Card that has “MasterCard Card” functionality or acceptance utility issued in accordance with and as defined in the Rules in effect from time to time.

LL. “MasterCard Competitor” means **** and any other brand or payment form that the parties mutually and reasonably determine to be in competition with any MasterCard Card.

MM. “MasterCard ****” means, for any period of calculation, the **** by **** compared to **** by all **** in such period ****.

NN. “MasterCard Standard Pricing” means the issuer fees that would apply to BAC under the Rules as they pertain to the corresponding Territory for the period in issue ****.

OO. “MCBS Manual” means the MasterCard Consolidated Billing System Manual, as provided to members from time to time.

PP. “****” means, for any period of calculation during the Term, all **** in such period and that are targeted to **** whether MasterCard-branded or bearing any other payment brand.

QQ. “****” means, for any period of calculation during the Term, **** in such period and that are targeted to ****.

RR. “**** Requirements” shall have the meaning set forth in Section 3.1B.

SS. “****” means the applicable incentive paid for ****, pursuant to the terms of ****.

TT. “Person” means any individual, partnership, corporation (including business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity, or a government or any political subdivision or agency thereof.

UU. “PIN” means a cardholder’s personal identification number used by a cardholder to authenticate card ownership for ATM or POS terminal transactions.

VV. “POS” means the point of sale of goods or services to cardholders.

WW. “****” shall mean, for any period of calculation during the Term, the sum of **** and **** during such period.

XX. “Required Reports” shall mean the reports BAC shall provide to MasterCard as set forth in Section 4.4 hereto, and shall include MasterCard’s Quarterly BAC Reports (“QMR”).

YY. ****

ZZ. “Rules” means the MasterCard Bylaws and Rules, the Cirrus Worldwide Operating Rules, regional Maestro licensor rules, and any other directive, memorandum, policy, or other requirement imposed by MasterCard, Maestro, Cirrus, or any other of MasterCard’s Affiliates relating to MasterCard Cards, Maestro-branded Cards, or Cirrus-branded Cards, as such bylaws and rules, operating rules, licensor rules, directives, memoranda, policies, or other requirements may be amended from time to time.

AAA. “****” means the **** that are defined in ****.

BBB. “****” means the **** set forth in ****.

CCC. “****” means the **** for which the **** are set forth in ****.

DDD. “Support” means the obligations of MasterCard contained in Section 2.

EEE. “Term” shall have the meaning ascribed to it in Section 4.3.

FFF. “Territory” means the ****.

GGG. “USD” means United States Dollars.

HHH. “****” shall mean the **** used to determine which of the **** and **** are applicable.

III. “Year” shall mean each consecutive 12 month period of the Agreement with the first such period commencing on the Effective Date.

EXHIBIT B

CORE **** FEE DETAILS

A. Core Fees

1.	Authorization:

****

2.	Settlement:

****

3.	Connectivity:

****

4.	**** Assessments:

****

****

EXHIBIT C

REQUIRED REPORTING

A. In addition to any reporting required under the Rules, BAC shall provide MasterCard at the end of each calendar quarter during the Term the following reporting:

1.    BAC shall make **** submit fifteen days (15) following the end of each calendar quarter but which shall be submitted no later than thirty (30) days following the end of each calendar quarter a report for **** in the form attached as Exhibit D hereto, which shall include a **** report for each ensuing quarter of the Year following such calendar quarter. Additionally, BAC shall make **** submit by **** of each Year an **** report for the following Year. **** that **** will be ****. In addition, BAC shall provide MasterCard with a **** forecast for **** in ****.

2.    In the event that BAC acquires any Acquired Portfolio generating an average aggregate ****, then BAC will **** disclose the **** on such Acquired Portfolios to MasterCard for purposes of determining the **** and Revised Annual Targets; however no benefits or incentives shall be available under this Agreement to the MasterCard Cards contained in such Acquired Portfolio generating an average aggregate **** until such time as BAC discloses such information to MasterCard and such determinations are made by MasterCard, the determinations not to be unreasonably withheld or delayed.

2A.    In the event of **** an endorsed program which results in **** outlined in Section 3.3, BAC will provide a report which indicates the endorsed program **** and the number of ****. This report will be provided at the conclusion of each Year of the **** Term.

3.    In the event that BAC in any way divests itself of a portfolio of MasterCard Cards generating an average aggregate **** then (a) BAC will **** disclose the **** on such divested portfolio to MasterCard for purposes of determining the Revised Annual Targets, and (b) in the event that BAC is successful in convincing such purchaser/transferee to convert such MasterCard Cards as MasterCard Cards **** and to reissue such MasterCard Cards as MasterCard Cards (if the new issuer is otherwise going to reissue such cards), then BAC shall also **** (however **** shall be made under this Agreement until such time as BAC discloses such information to MasterCard and such determinations are made). MasterCard and BAC agree to explore reporting alternatives which may result in extracting the **** of the Acquired Portfolio(s) via ****.

4.    To compute the ****, BAC agrees to provide (1) an annual ****, by **** of the current Year, of the **** BAC anticipates **** the Annual Target for the following Year, (2) quarterly reporting of actual **** in the current Year and (3) any necessary adjustments to the **** annual **** which will be subject to the ****.

5.    To compute and be eligible to receive the ****, BAC agrees to provide (1) an annual **** by **** of the previous Year indicating which ****, as well as a **** number of **** for the following Year, and (2) quarterly reporting of **** and a full year **** of the aforementioned, in the form attached as Exhibit E hereto.

B. MasterCard shall provide to BAC at the end of each calendar quarter during the Term the following reporting:

1.    MasterCard shall **** provide quarterly reporting to BAC with detailed **** in the Form attached as Exhibit F hereto within fifteen days following its receipt of BAC’s Required Report as specified in Section A.1. above.

2.    MasterCard, at the end of each Year of the Agreement will provide a ****, including, without limitation, those set forth in Section 2.3.

EXHIBIT D

QUARTERLY PERFORMANCE AND **** REPORT

BAC / MASTERCARD

KEY PLANNING METRICS

QUARTERLY METRICS –
	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter		Full Year

Total MasterCard Retail Volume (in $ billions)

Total MasterCard GDV (in $ billions)

QUARTERLY METRICS – ACTUAL
	1st Quarter	Variance to	2nd Quarter	Variance to	3rd Quarter	Variance to	4th Quarter	Variance to	Full Year	Variance to
	Actual		Actual		Actual		Actual		Actual

Total MasterCard Retail Volume (in $ billions)

Total MasterCard GDV (in $ billions)

EXHIBIT E

**** SUPPORT REPORTING

Annual **** Report:

BAC / MASTERCARD

KEY PLANNING METRICS

QUARTERLY METRICS –
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Total MasterCard Retail Sales Volume (in $ billions)
Total MasterCard GDV (in $ billions)

Quarterly **** Support Report:

EXHIBIT F

Qtr Year	Segment Name:

In $

Core Fees Excluding Quarterly Assessments
Month
Month
Month

Subtotal

Quarterly Assessments
Qtr Year

Subtotal

Parent/Child Assessment Rebate

Subtotal

Total Core Fees

GDV

Assessable Retail GDV

Basis Points
Core
Deal

Fees
Core
Deal

Discount

EXHIBIT G1

****

Agreement	Provision	Summary of Provision (for information purposes only)

****	****	****

****	****	****

****	****	****

****	****	****

****	****	****

****	****	****

****	****	****

****	****	****

EXHIBIT G2

****

Agreement	Provision	Summary of Provision (for information purposes only)

****	****	****

****	****	****

****	****	****

****	****	****

****	****	****

****	****	****

****	****	****

EXHIBIT H

STANDARD TERMS AND CONDITIONS

As provided in Section 4.10 of the Agreement, the following Standard Terms and Conditions form a part of and are incorporated by reference into the Agreement.

H.1	Confidentiality. Except as otherwise provided under the Rules or required by Law, during the Term and for five years thereafter BAC and MasterCard will treat any information relating to this Agreement, the existence of this Agreement, and all terms and conditions of this Agreement as confidential. Such confidential information shall be disclosed only to those individuals with a reasonable need to know within their organizations (provided such individuals agree to be bound by the confidentiality obligations herein). Such confidential information shall not be disclosed to third parties without the prior written approval of the non-disclosing party hereto, except that either party may disclose same to its auditors, accountants, regulators, board members or outside counsel, provided that such persons are advised of, and observe the obligations of this Section H.1. The parties acknowledge that, in the event of a breach of Section H.1 of this Agreement, the non-breaching party will likely suffer irreparable damage that cannot be fully remedied by monetary damages. Accordingly, in addition to any remedy which the non-breaching party may possess pursuant to Law, the non-breaching party retains the right to seek and obtain injunctive relief against any such breach in any court of competent jurisdiction. The provisions of this Section H.1 supercede the confidentiality obligations contained in any prior communications between the parties hereto relating to the subject matter of this Agreement. In addition, the provisions of this Section H.1 shall survive the termination of this Agreement.

H.2	Rules. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall modify or in any way affect Bank of America’s and MasterCard’s respective rights and obligations under the Rules.

H.3.	Enforceability. If one or more of the provisions contained herein shall, for any reason, be held by a court of competent jurisdiction to be unenforceable or invalid in any respect under Law, such unenforceability or invalidity shall not affect any other provision of this Agreement, and this Agreement shall then be construed as if such unenforceable or invalid provisions had never been contained herein and the parties shall immediately commence negotiations in good faith to reform this Agreement to make alternative provisions herein that reflect the intentions and purposes of the severed provisions in a manner that does not run afoul of the basis for such unenforceability or invalidity.

H.4	Choice of Law. This Agreement and the respective rights and obligations of the parties hereto shall be governed by the laws of the State of New York, excluding any “conflict of laws” or similar provisions that would mandate or permit application of the substantive law of any other jurisdiction.

H.5	Execution Authority. MasterCard and BAC each represent and warrant that it has all necessary corporate power and authority to enter into this Agreement and, when executed and delivered, this Agreement shall be each of BAC’s and MasterCard’s legal, valid and binding obligation enforceable in accordance with its terms, except as such enforceability may be limited by Law. Each party represents that such party is not subject to any pending or threatened litigation or governmental action which could interfere with such party’s performance of its obligations hereunder, other than as publicly disclosed. Each party acknowledges and agrees that the party is not an agent, representative or employee of the other party and that neither party will have the power to obligate or bind the other party.

H.6	Remedies. Except as otherwise expressly provided herein, the remedies for breach stated herein are non-exclusive. In addition to these remedies, the parties shall be entitled to pursue any other remedies that they may have at law or in equity.

H.7	Termination.

(a) Prior to the scheduled conclusion of the Term, either party may terminate this Agreement by giving notice to the other party in the event that the other party materially breaches any of its obligations under this Agreement, which breach is not cured within thirty (30) days after notice thereof, or if cure cannot be effected in such time, such additional time as is necessary to cure using commercially reasonable efforts; provided that the failure of the cure period to expire shall not preclude either party from seeking an order for injunctive relief with respect to any breach or threatened breach of the confidentiality provisions of this Agreement.

(b) This Agreement will terminate immediately at the election of the non-breaching party in the event that: (i) a court of competent jurisdiction assumes custody, attaches or sequesters all or a material portion of a party’s property or assets, which custody, attachment or sequestration is not suspended or terminated; (ii) a party admits in writing its inability to pay its debts generally as they become due; (iii) a party becomes insolvent (whether by balance sheet insolvency or a failure to meet obligations in the ordinary course) or makes an assignment for the benefit of creditors; (iv) a party files any voluntary, or if there is filed against such party an involuntary, petition in bankruptcy under the United States Bankruptcy Code, or any similar bankruptcy or insolvency laws of another jurisdiction (as now or in the future enacted or amended), provided that in the event of any involuntary petition the breaching party will have a period of sixty (60) days from the date of filing thereof to discharge the same; or (v) a party consents to the appointment of a receiver for all or a substantial portion of its property or assets.

(c) MasterCard may terminate this Agreement upon thirty (30) days notice to BAC in the event that BAC ceases to be a licensed issuer of MasterCard branded products.

H.8	Continued Observance. The obligations stated herein shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns, provided however, that no party shall have the right to transfer to any third party (including without limitation, by way of sale of any MasterCard Cards subject to this Agreement, by voluntary or involuntary transfer, by operation of law or otherwise) any of its rights under this Agreement against the other party, or the benefits thereof, without first obtaining the prior written consent of the other party. If any Person acquires any interest in this Agreement or the subject matter hereof in any manner, whether by acquiring any MasterCard Cards subject to this Agreement, by voluntary or involuntary transfer, by operation of law or otherwise, such interest shall be held subject to all of the terms of this Agreement and by taking or holding such interest, such Person shall be conclusively deemed to have agreed to be bound by, and to comply with, all of the terms and obligations of this Agreement.

H.9	Force Majeure. Neither party shall be held responsible for any delay or failure in performance to the extent such delay or failure is caused by fire, flood, explosion, terrorism, war, strike, embargo, government requirement, civil or military authority, act of God, act or omission of carriers or other similar causes beyond its control, that was not reasonably foreseeable or avoidable, and without the fault or negligence and/or lack of diligence of the delayed party (“force majeure condition”). The non-delayed party shall have the right to terminate this Agreement if such force majeure condition endures for more than one hundred forty (140) days upon providing at least thirty (30) days written notice to the delayed party.

H.10

Indemnification. Each of the parties (the “indemnifying party”) agrees, at its own expense, to defend, protect, indemnify, and hold the other party, and any of its directors, officers, employees and agents (collectively, the “indemnified party”) harmless from and against: (a) any action or threatened action, suit, claim or proceeding, whether or not well grounded, arising out of any (i) wrongful act or omission of the indemnifying party, its employees, agents, and subcontractors relating to the subject matter of this Agreement, or (ii) any breach of this Agreement by the indemnifying party; and (b) against any and all expenses (including reasonable attorneys’ fees), judgments, fines, costs, amounts paid in settlement or any loss or damage incurred by the indemnified party, or any of the above-named indemnified parties relating thereto. The indemnifying party will give prompt notice to the indemnified party of any event or circumstance that it believes gives right to an obligation of indemnity and the indemnified party will cooperate with the indemnifying party in the defense and resolution thereof. Failure to give timely notice will not excuse any obligation of indemnity provided that the indemnifying party obtains actual knowledge of the event or circumstance, except to the extent an indemnifying party’s ability to eliminate or mitigate any claim or loss is prejudiced thereby. In addition, the provisions of this Section H.10 shall survive the termination of this Agreement.

H.11	Dispute Resolution. Unless otherwise provided herein, the following procedure will be adhered to in all disputes arising under this Agreement which the Parties cannot resolve informally. The aggrieved Party shall notify the other Party in writing of the nature of the dispute with as much detail as possible about the deficient performance of the other Party. Authorized executives of each Party with the appropriate decision-making authority (the “Representatives”) shall meet (in person or by telephone) within seven (7) calendar days after the date of the written notification to reach an agreement about the nature of the deficiency and the corrective action to be taken by the respective Parties. The Representatives shall produce a report about the nature of the dispute in detail to their respective management. If the Representatives do not meet or are unable to agree on corrective action, senior managers of the Parties having authority to resolve the dispute without the further consent of any other person (“Management”) shall meet or otherwise act to facilitate an agreement within fourteen (14) calendar days of the date of the written notification. If Management do not meet or cannot resolve the dispute or agree upon a written plan of corrective action to do so within seven (7) calendar days after their initial meeting or other action, or if the agreed-upon completion dates in the written plan of corrective action are exceeded, either Party may pursue any rights or remedies it may have.

H.12	Miscellaneous.

(a)	Except as otherwise provided herein, no waiver shall be effective unless made in writing. This Agreement can only be amended or modified in a written agreement signed by both parties.

(b)	The parties hereto shall ensure that their obligations under this Agreement are performed in accordance with all Laws and registrations, directions, permissions, licenses, waivers, consents, approvals and other authorizations of competent governmental authorities.

(c)	This Agreement may be executed in one or more counterparts, each of which, taken together, shall constitute but one original document.

(d)	The captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement.

Annex A

****

Annex B

****

Annex C

****

Annex D

Sample **** Support Initiatives

****

Annex E

****– Examples of Use

****

Annex F

Additional Support

****

Annex G

**** Calculations and Examples

****

Annex H

****

Annex I

****

Annex J

****

Annex K

****

Annex L

****